SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2005


                              STATION CASINOS, INC
                              --------------------
             (Exact name of registrant as specified in its charter)


         Nevada                       88-0136443              000-21640
----------------------------         ------------        --------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)               File Number)        Identification No.)




2411 West Sahara Avenue, Las Vegas, Nevada                         89102
-------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (702) 367-2411
                                                    --------------

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENT

         On August 23, 2005, Station Casinos, Inc. issued a press release announcing the issuance of $150 million of 6 7/8% senior subordinated notes due March 1, 2016. A copy of the press release is attached to this Current Report as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Station Casinos, Inc.



Date:    August 23, 2005       By:      /S/  Glenn C. Christenson
                               ------------------------------------------------
                                        Glenn C. Christenson
                                        Executive Vice President, Chief
                                        Financial Officer, Chief Administrative
                                        Officer and Treasurer